Exhibit 99.4

An Important Next Step for Great Plains Bank

Great Plains Bank Team,

Today, I have the privilege of sharing an important next step in our journey together. I am excited to announce that Great Plains Bank has entered into a definitive merger agreement with Third Coast Bank.

By joining together, we will create a banking organization with more than $9 billion in combined assets. This partnership will create greater scale, financial capacity and resources to serve our customers, support our employees, and invest in the communities we call home.

Before I talk about where we are going, I think it is important to recognize how we got here.

Great Plains Bank has been fortunate throughout its history to have a Board of Directors made up of good, grounded people, many with roots in a small farming community in Southwest Oklahoma. They understood business, but more importantly, they understood people and the importance of strong relationships with our employees, customers and communities. They gave our leadership team the trust and support to grow the bank while protecting the values that make Great Plains special.

Art Harris, our former CEO, helped establish much of the foundation and culture that still defines Great Plains Bank today. I was fortunate to learn from Art and to inherit that culture and the responsibility that came with it.

When leadership transitioned from Art, Terry Shelby and I had the opportunity to carry that legacy forward. Terry and I have managed the bank together for the past 15 years, and throughout that time we have worked hard to embrace and protect the culture Art helped establish while continuing to grow and improve the organization.

None of what we have accomplished would have been possible without that foundation, the support of our Board, Terry’s leadership and partnership, and most importantly, all of you. The Great Plains Bank we have today was built by a lot of people over a lot of years.

That history is important because we believe this partnership with Third Coast gives us the opportunity to build on what has made Great Plains successful, not walk away from it.

Third Coast Bank, established in 2008, is a full-service financial institution with more than $6.7 billion in assets. Their operations stretch across 20 branches in Texas’ four largest metropolitan areas: Greater Houston, Dallas-Fort Worth, Austin and San Antonio. As a wholly owned subsidiary of publicly traded Third Coast Bancshares, Inc. (NYSE and NYSE Texas: TCBX), Third Coast brings broader capabilities, increased lending capacity and an expanded Texas network.

Together, we will be better positioned to serve larger and more complex customer relationships, invest in technology and enhance the products and services available to our customers.

Just as important is the strong cultural fit between our organizations. Both banks have built their success by putting customers first, investing in their people, making decisions with local market knowledge and strengthening communities through lasting relationships.

As we move forward, our goal will be to identify what each organization does exceptionally well and use those strengths to shape the combined organization.

I will continue to lead Great Plains Bank as we partner with Third Coast and will report directly to Third Coast CEO Bart Caraway. Our way of doing business will remain grounded in the principles that have served us well: taking care of our customers and communities, supporting one another, making decisions close to the markets we serve and maintaining the relationship-focused approach that defines Great Plains Bank.

We recognize the value and history behind the Great Plains Bank name and brand. After the close of the merger, Great Plains will continue operating under the Great Plains brand as Great Plains Bank, a division of Third Coast Bank.

The transaction remains subject to customary regulatory and shareholder approvals and other closing conditions. Until the transaction closes, both banks will continue operating independently. For our customers and our team, it is business as usual.

We know this announcement will naturally bring questions, and we are committed to communicating openly and consistently throughout the process.

Over the coming weeks, we will announce three regional employee meetings. Bart Caraway, members of the Great Plains Bank executive management team and I will host these meetings in person. This will give us an opportunity to discuss the merger in greater detail, share our perspective on the combined organization and what lies ahead, and most importantly, address any questions you may have.

I encourage each of you to attend and take advantage of the opportunity to hear directly from the leadership of both organizations. We want this to be an open conversation, and we will continue to share updates as additional information becomes available.

In closing, I want to express my sincere gratitude for the exceptional service you provide our customers and for the support you give one another. The strength and reputation of Great Plains Bank are a direct result of your hard work and dedication.

That foundation does not change with this announcement. Instead, this partnership gives us an opportunity to build on it as we begin this next chapter together.

Sincerely,

Mark Russell

Chief Executive Officer

Great Plains Bank

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Third Coast Bancshares, Inc. (“Third Coast”) with respect to, among other things, future events and Third Coast’s financial performance and include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed transaction. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “looking ahead,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Third Coast’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Third Coast’s control. Accordingly, Third Coast cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Third Coast believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause Third Coast’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement providing for the acquisition of Great Plains Bancshares, Inc. (“Great Plains”) by Third Coast; (2) the outcome of any legal proceedings that may be instituted against Third Coast or Great Plains; (3) the possibility that the transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (4) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Third Coast and Great Plains operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of Third Coast’s or Great Plains’ customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the transaction; (9) the dilution caused by Third Coast’s issuance of additional shares of its common stock in connection with the transaction; (10) a material adverse change in the financial condition of Third Coast or Great Plains; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of Third Coast and Great Plains including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Board of Governors of the Federal Reserve System and legislative and regulatory actions and reforms. For a discussion of additional factors that could cause Third Coast’s actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in Third Coast’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”), and Third Coast’s other filings with the SEC. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this communication. If one or more events related to these or other risks or uncertainties materialize, or if Third Coast’s underlying assumptions prove to be incorrect, actual results may differ materially from what Third Coast anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Third Coast does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for Third Coast to predict which will arise. In addition, Third Coast cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

No Offer or Solicitation

This communication is being made in respect of the proposed merger transaction involving Third Coast and Great Plains. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Important Additional Information and Where to Find It

Third Coast intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of Great Plains and Third Coast that also constitutes a prospectus of Third Coast, and Third Coast will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to Great Plains’ and Third Coast’s shareholders seeking the required shareholder approvals of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THIRD COAST, GREAT PLAINS, THE TRANSACTION AND RELATED MATTERS.

The documents filed by Third Coast with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Third Coast may be obtained free of charge at its website at https://ir.thirdcoast.bank/financials/sec-filings/. Alternatively, these documents, when available, can be obtained free of charge from Third Coast upon written request to Third Coast Bancshares, Inc., Attn: Investor Relations, 1800 West Loop South, Suite 875, Houston, TX 77027, or by calling (713) 960-1300.

Participants in this Transaction

Third Coast, Great Plains, their respective directors and executive officers and certain of their other members of management and employees may be deemed to be participants in the solicitation of proxies from Great Plains’ shareholders and Third Coast’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Third Coast may be found in Third Coast’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 4, 2026, and in Third Coast’s proxy statement for its 2026 Annual Meeting of Shareholders, as filed with the SEC on April 16, 2026, copies of which can be obtained free of charge from Third Coast or from the SEC’s website as indicated above. To the extent the holdings of Third Coast’s securities by its directors and executive officers have changed since the amounts set forth in Third Coast’s proxy statement for its 2026 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and other relevant materials when filed with the SEC.